SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                           of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              BALDOR ELECTRIC COMPANY
                 (Name of Registrant as Specified In Its Charter)


               Lloyd G. Davis, Secretary of Baldor Electric Company
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        _____________________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        _____________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        _____________________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        _____________________________________________________________________
     *Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:   $125.00 paid on March 11, 1994,
        _____by federal wire with preliminary proxy statement________________
     2) Form, Schedule or Registration Statement No.:
        _____________________________________________________________________
     3) Filing Party:
        _____________________________________________________________________
     4) Date Filed:
        _____________________________________________________________________

Notes:

                              BALDOR  ELECTRIC  COMPANY

                                      NOTICE OF
                            ANNUAL MEETING OF SHAREHOLDERS

                                TO BE HELD MAY 7, 1994


          To the Shareholders:


          The Annual Meeting of Shareholders of Baldor Electric Company, a Missouri corporation, will be held at the Holiday Inn, Fort Smith Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas, on
          Saturday, May 7, 1994, at 10:30 a.m., local time, for the following purposes:

            1.  To elect directors;

            2. To consider and act upon a proposal to amend the Restated Articles of Incorporation as amended of Baldor Electric Company to increase the authorized shares of Common Stock, par value $0.10 per share, from 25,000,000 to 50,000,000 shares;

            3. To consider and act upon a proposal to adopt the Baldor Electric Company 1994 Incentive Stock Plan; and



            4. To transact such other business as may properly come before the meeting and all adjournments thereof.

          The Board of Directors has fixed the close of business on March 23, 1994, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

                                   By order of the Board of Directors


                                   Lloyd G. Davis
                                   Secretary


          April 4, 1994


          Even if you expect to attend the meeting in person, please mark, date, and sign the enclosed proxy and return it in the enclosed return envelope. The return envelope does not require postage if mailed in the United States. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

                              BALDOR  ELECTRIC  COMPANY

                                   PROXY STATEMENT

                            ANNUAL MEETING OF SHAREHOLDERS



          The enclosed proxy is solicited on behalf of the Board of Directors of Baldor Electric Company (the "Company") for use at the Annual Meeting of its shareholders to be held May 7, 1994, at 10:30 a.m. If the proxy is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person. If no contrary instructions are indicated on the proxy, the proxy will be voted for the election of the three nominees named herein as directors
          and  for Proposals  2 and 3.   If  matters other  than those
          mentioned herein properly come before the meeting, the proxy will be voted by the persons named therein in a manner which they consider to be in the best interests of the Company.

          The Company's principal executive offices  are located at 5711 R.
          S. Boreham, Jr Street, Fort Smith, Arkansas 72901. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 4, 1994.

          The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile, by regular employees of the Company, without additional compensation. Brokerage firms, banks, nominees and others will be requested to forward proxy material to the beneficial owners of Common Stock held by them of record. No solicitation is to be made by specially engaged employees or other paid solicitors.


                                        VOTING

          Only the holders of record of the Common Stock of the Company as of the close of business on March 23, 1994, are entitled to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on March 10, 1994, 18,118,094 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock is entitled to one vote on each item of business to be presented for voting at the Annual Meeting, except for the election of directors, in which case cumulative voting is authorized as described herein under "Election of Directors".

          A majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies or ballots which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, abstentions, and "broker non-votes" (as described below) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

          Abstentions may be specified on Proposal 2 to amend Article Three of the Company's Restated Articles of Incorporation, as amended (the "Restated Articles"), and on Proposal 3 to adopt the Baldor Electric Company 1994 Incentive Stock Plan, but not the election of directors. However, failure to mark the proxy or the ballot to either vote for, or to withhold votes for one or more nominees for election as directors, has the practical effect of an abstention.

          In the election of directors, each shareholder is entitled to vote cumulatively by classes of directors. There is no condition precedent to the exercise of these cumulative voting rights. The affirmative vote of at least a plurality of the votes cast by the holders of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting as described in the above paragraph. Consequently, any shares present in person or by proxy at the Annual Meeting, but not voted for any reason, have no impact in the election of directors except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes.

          Brokers who hold shares in street name for customers have the authority to vote on certain matters in their discretion (such as the election of directors) even when they have not received voting instructions from the beneficial owners of those shares. However, there are other matters which may be put to shareholder vote on which brokers are not allowed to vote absent specific instructions from the beneficial owners. Proxies returned by a broker on behalf of street name holders which contain items for which no vote is indicated are referred to as "broker non-votes".

          At the Annual Meeting there is a proposal on which brokers may vote without receiving prior instructions from the beneficial owners, allowing these shares to be counted as present for quorum purposes. Because a proxy containing a broker non-vote with respect to other proposals is not entitled to vote with respect to those proposals, the broker non-vote is not counted with respect to, and has no effect on, the determination of whether the requisite number of shareholders represented in person or by proxy and entitled to vote at the Annual Meeting has approved the proposal.

          Such broker non-votes are to be contrasted with abstentions, which are shares which are entitled to vote but which are not voted at the direction of the beneficial owner, so that they are counted in determining whether the requisite number of shareholders represented in person or by proxy and entitled to vote has approved the proposal. Abstentions, therefore, have the effect of a vote against the proposal.


                                     PROPOSAL 1:
                                ELECTION OF DIRECTORS

          The Restated Articles of Incorporation and Bylaws of the Company provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. Three members are to be elected to the Board of Directors in 1994, each to serve for a term of three years.

          The persons named in the enclosed form of proxy intend to vote such proxy for the election of the three nominees named below as directors of the Company, unless the shareholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If the proxy is signed and returned without any direction given, shares will be voted for the election of the Board's slate of nominees and in their discretion, the persons named in the proxy are authorized to cumulate and vote the shares of the shareholders giving the proxy for any nominee except those nominees with respect to whom authority has been withheld. The Board of Directors has no reason to doubt the availability of the nominees and each has indicated a willingness to serve if elected. If any nominee shall decline or be unable to serve, it is intended that, in the discretion of the Board of Directors, either the position will be left vacant, the size of the Board will be reduced, or the proxies will vote for a substitute nominee designated by the Board of Directors.



                   Information Regarding the Nominees for Directors
                    to be Elected in 1994 for Terms Ending in 1997


          O. A. Baumann ... The Company's manufacturer's sales representative in St. Louis, Missouri, from 1947 to 1987 (retired); Age 72; Present term expires 1994; Director of the Company since 1961. (1)


          Robert L. Proost ... Corporate Vice President and Director of Administration, A.G. Edwards & Sons, Inc., securities brokerage and investment banking; Age 56; Present term expires 1994; Director of the Company since 1988. (2)(3)


          George A. Schock ... Assistant Secretary of the Company since 1978; has served as an officer of the Company since 1944; Age 86; Present term expires 1994; Director of the Company since 1944.
          (4)




        Information Regarding the Directors Who Are Not Nominees for Election
                         and Whose Terms Continue Beyond 1994


          Jefferson  W. Asher,  Jr. ...  Independent Management  Consultant
          providing assistance to corporations, attorneys, banking institutions, and other creditors; Director of California Beach Restaurants, Inc.; Age 69; Present term expires 1996; Director of the Company since 1973. (5)(6)


          Fred C. Ballman ... Former Chairman and Chief Executive Officer of the Company (retired); Age 81; Present term expires 1995; Director of the Company from 1944 to 1982 and since 1992. (6)

          R. S.  Boreham, Jr. ...  Chairman of the Board  since 1981; Chief
          Executive Officer from 1978 through fiscal year 1992; Director of U.S.A. Truck, Inc.; Age 69; Present term expires 1995; Director of the Company since 1961. (7)


          Robert J. Messey ... Senior Vice President and Chief Financial Officer of Sverdrup Corporation, engineering and architectural firm, since January 1, 1993; Partner of Ernst & Young, international accounting firm, prior to January 1, 1993; Age 48; Present term expires 1996; Director of the Company since 1993.
          (2)


          R. L. Qualls ... Chief Executive Officer of the Company beginning January 3, 1993 and President of the Company since 1990; Chief Operating Officer from February 1991 through fiscal year 1992; Executive Vice President-Finance and Planning of the Company from May 1986 through April 1990; Age 60; Present term expires 1995; Director of the Company since 1987. (4)


          Willis J. Wheat ... Professor of Management and Marketing, Oklahoma City University, since 1987; Age 68; Present term expires 1996; Director of the Company since 1991. (1)(8)

          _______________

          (1)  Member of the Stock Option Committee
          (2)  Member of the Audit Committee
          (3)  Chairman of the Stock Option Committee
          (4)  Member of the Executive Committee
          (5)  Chairman of the Audit Committee
          (6)  Member of the Nominating Committee
          (7)  Chairman of the Executive Committee
          (8)  Chairman of the Nominating Committee



                      Information About the Board of Directors
                             and Committees of the Board


          Board of Directors ... During the fiscal year ended January 1, 1994 ("fiscal year 1993"), four meetings of the Board of Directors were held.

          Executive Committee ... Between meetings of the Board, the Executive Committee is empowered to act in lieu of the Board of Directors except on those matters for which the Board of Directors has specifically reserved authority to itself to the extent legally permitted. The Executive Committee held five meetings during fiscal year 1993.

          Audit Committee ... The Audit Committee performs the following functions: assists in the selection of independent auditors, directs and supervises investigations into matters relating to audit functions, reviews with independent auditors the plans and results of the audit engagement, reviews the degree of independence of the auditors, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's system of internal accounting controls. The Audit Committee held three meetings during fiscal year 1993.

          Stock Option Committee ... The Stock Option Committee administers three of the Company's four existing stock option plans. Awards can be made from two plans and the committee has the exclusive authority to determine the persons eligible to participate and to determine the amount and the terms and conditions of the awards made to each participant. The Stock Option Committee held one meeting during fiscal year 1993.

          Nominating Committee ... The Nominating Committee is responsible for proposing a slate of directors for election by the shareholders at each annual meeting and proposing candidates to fill any vacancies on the Board. Pursuant to the Bylaws, any shareholder of the Company eligible to vote in an election of directors may nominate a person or persons for election to the Board of Directors by written notice mailed to the Company not less than 45 nor more than 90 days prior to the regularly scheduled date set forth in the Bylaws for the annual meeting of shareholders. The notification to the Company shall state the name and residence address of the nominating shareholder and, to the extent known to the nominating shareholder: the name and address of the proposed nominee, the total number of shares to be voted for the proposed nominee, and the number of shares held by the nominating shareholder. The committee will consider candidates for Board membership proposed by shareholders who have complied with the aforementioned procedures. The Nominating Committee held one meeting during fiscal year 1993.

          Director Compensation ... During fiscal year 1993, each member of the Board of Directors who was not a Company employee received $2,700 per quarter for services as a director. Each director who is a member of the Audit Committee received an additional $2,300 per quarter as chairman or $1,500 per quarter as a member. Each director who is a member of the Stock Option Committee received an additional $550 per quarter during fiscal year 1993. The Company also maintains the 1989 Stock Option Plan for Non-Employee Directors (the "1989 Plan"). Under the terms of the 1989 Plan, all non-employee directors received an annual option grant on January 29, 1993, to purchase shares of Common Stock of the Company, consisting of an option to purchase 1,620 shares having an exercise price of $17.291667 (the fair market value per share on that date) and an additional option to purchase 1,080 shares having an exercise price of $8.645833 (50% of the fair market value per share on that date). Annual option grants become exercisable in five equal installments beginning on the grant's first anniversary. In addition, one newly appointed non-employee director received an initial option grant on July 1,
          1993, to purchase 8,100 shares of Common Stock of the Company having an exercise price of $21.250 (the fair market value per share on that date) and an additional option to purchase 2,700 shares of Common Stock of the Company having an exercise price of $10.625 (50% of the fair market value per share on that date). Initial option grants become exercisable in five equal installments beginning May 31 of the year following the grant date and January 31 of each subsequent year. All options expire ten years after the grant date. The 1989 Plan is administered by a committee of non-participating directors.

                                SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of March 10, 1994, regarding all persons known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock. The table also includes security ownership for each director of the Company, the Company's Chief Executive Officer, each of the Company's five other most highly compensated executive officers for fiscal year 1993, and all executive officers and directors as a group.

                                               Number of        Percent of
                     Name                        Shares            Class  (1)

          George A. Schock                     1,649,941  (2)       9.1%
            10473 Bellefontaine Road
            St. Louis, Missouri 63137

          Fred C. Ballman                      1,496,213  (3)       8.3%
            P. O. Box 6638
            Fort Smith, Arkansas 72906

          R. S. Boreham, Jr.                   1,232,479  (4)       6.8%
            P. O. Box 2400
            Fort Smith, Arkansas 72902

          The Company's Profit Sharing         1,272,230  (5)       7.0%
          and Savings Plan
            P. O. Box 2400
            Fort Smith, Arkansas 72902

          The Putman Companies, Inc.           1,000,141  (6)       5.5%
            One Post Office Square
            Boston, Massachusetts 02109

          O. A. Baumann                          306,546  (7)       1.7%

          R. L. Qualls                           179,902  (8)       1.0%

          Theodore W. Atkins                     110,817  (9)        *

          James R. Kimzey                         97,474  (10)       *

          Lloyd G. Davis                          63,788  (11)       *

          Robert L. Null, Jr.                     50,941  (12)       *

          Jefferson W. Asher, Jr.                 24,480  (13)       *

          Robert L. Proost                        21,600  (14)       *

          Willis J. Wheat                          7,560  (15)       *

          Robert J. Messey                         1,290  (16)       *

          All executive officers and directors
            as a group (16 persons)            5,438,603  (17)     28.9%

            _______________

*    Less than 1%.

(1) Percentage is calculated with number of shares as the numerator which includes shares issuable upon exercise of options. The denominator consists of shares issued and outstanding plus shares issuable upon exercise of options, if any, awarded to the named individual or group.

(2) Shared voting and shared investment power over 1,621,152 shares; includes exercisable options to purchase 28,789 shares.

(3) Shared voting and shared investment power; includes exercisable options to purchase 2,700 shares.

(4) Shared voting and shared investment power over 438,922 shares; sole voting and sole investment power over 567,978 shares; sole voting and shared investment power over 109,419 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 116,160 shares.

(5) Sole voting power over 10,876 shares; shared investment power over 1,261,354 shares.

(6) Pursuant to Schedule 13G, dated January 18, 1994, filed with the Securities and Exchange Commission; shared voting power over 341,208 shares and shared investment power over 1,000,041 shares.

(7) Shared voting and shared investment power over 290,346 shares; includes exercisable options to purchase 16,200 shares.

(8) Shared voting and shared investment power over 62,634 shares; sole voting and shared investment power over 598 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 116,670 shares.

(9) Shared voting and shared investment power over 20,586 shares; sole voting and sole investment power over 26 shares; sole voting and shared investment power over 2,545 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 87,660 shares.

(10) Shared voting and shared investment power over 8,575 shares; sole voting and shared investment power over 2,889 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 86,010 shares.

(11) Shared voting and shared investment power over 2,246 shares; sole voting and sole investment power over 18,342 shares; sole voting and shared investment power over 6,960 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 36,240 shares.

(12) Shared voting and shared investment power over 6,648 shares; sole voting and shared investment power over 2,042 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 42,251 shares.

(13) Sole voting and sole investment power; includes exercisable options to purchase 16,200 shares.

(14) Sole voting and sole investment power; includes exercisable options to purchase 4,320 shares.

(15) Shared voting and shared investment power over 1,620 shares; includes exercisable options to purchase 5,940 shares.

(16) Sole voting and sole investment power over 1,290 shares.

(17) Includes 141,825 shares in the Company's Profit Sharing and Savings Plan; includes exercisable options to purchase 713,970 shares.

                              EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers.

                             Summary Compensation Table
                                                                           Long Term Compensation
                                                                         ---------------------------
                                                Annual Compensation            Awards       Payouts
                                           ----------------------------- ------------------ --------
                                                               Other     Restricted                     All
                                                               Annual      Stock              LTIP     Other
 Name and Principal Position          Year  Salary   Bonus  Compensation   Awards   Options Payouts Compensation <F1>
                                             ($)      ($)       ($)         ($)       (#)      ($)      ($)

R. L. Qualls                          1993  200,000  219,856     0           0      27,000     0       64,604
President and Chief Executive Officer 1992  170,000  148,918     0           0      27,000     0       39,859
                                      1991  160,000  122,355     0           0           0     0

R. S. Boreham, Jr.                    1993  200,000  219,856     0           0      21,000     0      170,382
Chairman of the Board of Directors    1992  217,000  210,633     0           0           0     0       80,208
                                      1991  215,000  183,440     0           0           0     0

Theodore W. Atkins                    1993  100,000   52,498     0           0           0     0       21,903
Vice President - Industry Relations   1992  103,000   77,724     0           0           0     0       22,595
and Governmental Affairs              1991  100,000   66,405     0           0           0     0

Lloyd G. Davis <F2>                   1993  100,000   32,978     0           0      15,000     0       16,979
Chief Financial Officer,              1992   94,863   16,532     0           0      14,400     0        6,953
Vice President - Finance,             1991
Secretary, and Treasurer

James R. Kimzey                       1993  100,000   29,681     0           0       6,000     0       16,291
Vice President - Research and         1992   98,000   23,380     0           0      14,400     0       14,893
Engineering                           1991   89,000   18,344     0           0           0     0

Robert L. Null, Jr.                   1993  100,000   29,681     0           0       5,400     0       15,116
Vice President - Manufacturing        1992  100,000   21,274     0           0           0     0       13,708
                                      1991   95,000   17,427     0           0      10,800     0

_______________

<F1> The amounts disclosed in this column include contributions by the Company to the Baldor Electric Company
     Employees' Profit Sharing and Savings Plan, a defined contribution plan, which is two plans in one: a Profit Sharing Plan and a Profit  Sharing Plan which are equal to 12% of pre-tax earnings for participating companies.  The contributions are allocated among eligible employees in proportion to their total compensation.  The Company makes matching contributions to the Savings Plan at a rate equal to 25%  of the first
     4% of the participating employee's compensation earned and contributed.  The Company also  maintains a split-dollar life insurance plan for all executive officers.  The Company makes the  premium payments on the split-dollar life insurance policies which vary according to age and insurance coverage for each officer.
     Each officer reimburses the Company for a portion of the premium that represents the full value attributable to term life coverage.  The amounts included as compensation for each named officer  represents the  full dollar value of the premium paid by the Company during the  covered fiscal year less the reimbursement received  from each individual.  The fiscal year 1993 amounts in this column represent Company contributions consisting of the following:

                             Contributions     Contributions    Split-Dollar
                                to the             to the      Life Insurance
         Name             Profit Sharing Plan   Savings Plan      Premiums
                                  ($)               ($)              ($)

    R. L. Qualls                 15,067             2,249           47,288
    R. S. Boreham, Jr.           15,067             2,249          153,066
    Theodore W. Atkins            9,460             1,000           11,443
    Lloyd G. Davis                9,630             1,303            6,046
    James R. Kimzey               7,976             1,000            7,315
    Robert L. Null, Jr.           7,976             1,000            6,140

<F2> Mr. Davis became an executive officer during the 1992 fiscal year.


                              Option Grants in Last Fiscal Year

                                     Individual Grants
                   -------------------------------------------------------
                    Number of   % of Total            Market
                   Securities    Options               Price
                   Underlying   Granted to               on                 Grant Date
                     Options   Employees in  Exercise  Grant   Expiration     Present
    Name             Granted    Fiscal Year    Price    Date       Date        Value  <F1>
                       (#)                    ($/sh)   ($/sh)                   ($)


R. L. Qualls        12,000 <F2>       5.5%     9.43    18.85    05/01/2003    172,080
                    15,000 <F3>       6.9%    18.85    18.85    05/01/2003    147,600

R. S. Boreham, Jr.   6,000 <F2>       2.7%     9.43    18.85    05/01/2003     86,040
                    15,000 <F3>       6.9%    18.85    18.85    05/01/2003    147,600

Theodore W. Atkins       0

Lloyd G. Davis       6,000 <F2>       2.7%     9.43    18.85    05/01/2003     86,040
                     9,000 <F3>       4.1%    18.85    18.85    05/01/2003     88,560

James R. Kimzey      2,400 <F2>       1.1%     9.43    18.85    05/01/2003     34,416
                     3,600 <F3>       1.6%    18.85    18.85    05/01/2003     35,424

Robert L. Null, Jr.  2,400 <F2>       1.1%     9.43    18.85    05/01/2003     34,416
                     3,000 <F3>       1.4%    18.85    18.85    05/01/2003     29,520

_______________

<F1> The Company used the Black-Scholes option pricing model to determine grant date
     present  value.    Calculations  are  based  on  a  ten-year  option  term  and assumptions are:  interest rate  of 6.0%;  annual dividend yield  of 1.6%;  and volatility of 20.0%.  As indicated, the present values are based on assumptions and the amounts reflected in this table may not be achieved.

<F2> Non-qualified  options to  purchase shares  of restricted  Common Stock  of the
     Company were granted at 50% of the market value of the Common Stock on the date of grant  with full vesting occurring  on the fifth anniversary  date.  Vesting may be accelerated by early exercise or when certain  events relating to change of the Company's ownership occurs.  The restricted shares purchased on exercise of such options may be voted  but cannot be sold or transferred  until they are vested.  The options are 100% exercisable six months and one day following  the grant date.

<F3> Incentive options  to  purchase shares  of Common  Stock  of the  Company  were granted at the market  value of the Common Stock  on the date of  grant and are
     100% exercisable six months and one day following the grant date.


                             Aggregated Option Exercises in Last Fiscal Year
                                         and FY-End Option Values

                                                        Number of                        Value of
                        Shares                         Unexercised                     Unexercised
                     Acquired on  Value                  Options                   in-the-Money Options
    Name               Exercise  Realized <F1>         at FY-End (#)                   at FY-End ($) <F2>
                                              ------------------------------ ---------------------------------
                          (#)      ($)        (Exercisable)  (Unexercisable)  (Exercisable)   (Unexercisable)


R. L. Qualls            29,588   399,190        116,670               0         1,738,337            0

R. S. Boreham, Jr.           0         0        116,160               0         1,820,961            0

Theodore W. Atkins           0         0         87,660               0         1,539,740            0

Lloyd G. Davis             600    11,438         36,240           9,000           471,777       79,875

James R. Kimzey              0         0         86,010               0         1,338,836            0

Robert L. Null, Jr.      2,220    40,700         42,250               0           637,086            0

_______________

<F1> Represents  the difference  between the  option exercise  price and  the market price of the Common Stock on  the date of exercise multiplied by the number  of shares to which the exercise relates.

<F2> Represents the difference between the $23.875 closing price of the Common Stock on December 31, 1993, the last trading day  of fiscal year 1993, and the exercise price  of the  options  multiplied  by the  number of  shares  of Common  stock
     underlying the  option.    The  numbers  shown reflect  the  value  of  options
     accumulated over a six-year period.



                                   Change-of-Control Arrangements

           Pursuant to agreements under the 1987 Incentive Stock Plan, outstanding restricted Common Stock of the Company acquired by an early exercise of a non-qualified stock option will fully vest and be free of restrictions without the requirement of any further act by the Company or shareholder in the event of a "Change-of-Control" of the Company as defined by the agreements.


               Compensation Committee Interlocks and Insider Participation

           Although the Company has no standing compensation committee of the Board of Directors, the Executive Committee performs functions similar to those customarily performed by such committees. The Board of Directors, as a whole, approves the remuneration arrangements for directors and executive officers, compensation plans for directors and executive officers, and grants the benefits under such plans. The members of the Executive Committee include the following executive officers: R. S. Boreham, Jr., R.
           L. Qualls, and George A. Schock. The members of the Stock Option Committee include the following non-employee directors: O. A. Baumann, Robert L. Proost, and Willis J. Wheat.

           The report of the Executive and Stock Option Committees and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, and shall not be deemed filed under such Acts.



                   Report of the Executive and Stock Option Committees

           The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

           The Company's Officer's Compensation Plan (the "Plan") is objective, formula driven, and has been consistently applied since 1973. The Plan is designed to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The primary goals of the Plan are to ensure that total compensation is fair internally, is competitive externally, and offers performance motivation. The Plan combines annual base compensation with a bonus based upon the Company's performance. The Company believes that the goals of the Plan are met by providing competitive compensation which will motivate and retain key employees.

           Total compensation for all executive officers is established within the range of salaries for persons holding similar positions at other comparably-sized manufacturing companies utilizing independent salary survey data. The survey data is a composite of all manufacturing companies that are comparably-sized based upon sales volume. The independent survey does not provide a detailed list of all participating companies and the companies included may or may not include those in the performance graph. The total compensation for all executive officers is expected to be slightly below the median for similar positions compared to the independent survey data. This is accomplished by establishing the annual base portion of compensation at the low end of the survey with the incentive portion being slightly above the median. This results in a greater emphasis being placed upon the Company's performance.

           The total compensation individual officers may earn is subjective based upon the individual's position, experience, and ability to impact the Company's performance. In establishing each officer's annual base and bonus portion of total compensation, additional consideration includes the individual's past performance, initiative and achievement, and future potential, as well as the Company's performance.

           The bonus is based upon the sales and earnings performance of the Company and the relative weights are 75% sales and 25% earnings. Compensation attributable to the sales component increases or decreases in relation to sales. Compensation attributable to the earnings component increases if earnings exceed a percentage of shareholders' equity as determined by the Board of Directors (currently 10%) and decreases if earnings are less than such amount. The bonus is assigned to each individual officer such that total compensation is competitive with the industry and remains consistent with the Company's philosophy and Plan. The Company exceeded planned sales and earnings which resulted in actual bonuses equaling
           23% to 52% of total compensation for named executive officers.

           The factors considered in determining the compensation package for the President and Chief Executive Officer for fiscal year 1993 were the same as those described above for executive officers. The total compensation for the President and the Chief Executive Officer is expected to be slightly below the median of comparably-sized manufacturing companies. This median is obtained from independent salary survey data which is utilized in the same manner for the CEO as well as all other executive officers. The CEO's total compensation is competitive and reflective of the Company's performance with 52% of the CEO's compensation at risk in the form of a performance bonus. In 1993, 26% of the increase in the CEO's total compensation over 1992 total compensation was the result of improved sales and earnings.

           The Company also maintains stock option plans to provide additional incentives to executive officers and other employees to work to maximize shareholder value. The Stock Option Committee has granted incentive options to purchase shares of Common Stock of the Company (at the fair market value of the Common Stock on the date of grant) and non-qualified options to purchase shares of restricted stock (at 50% of the fair market value of the Common Stock on the date of grant) to executive officers and other
           employees.   Grants  were  made in  fiscal  year 1993  to  named
           executives and other employees to continue to encourage long-term growth and profitability. The number of options granted to each executive officer is subjective based upon individual performance, future potential, and abilities to impact the Company's performance.

           The President and Chief Executive Officer received an incentive stock option to purchase 15,000 shares of Common Stock, which represented 6.9% of total shares granted, and a non-qualified stock option to purchase 12,000 restricted shares of Common
           Stock of the Company, which represented 5.5% of total shares granted. The number of options granted was subjective based upon the CEO's ability to impact the Company's performance as well as individual performance, and future potential.

           The Company, the Executive Committee, and the Stock Option Committee, as appropriate, continually review the executive compensation policies in regards to Section 162(m) of the Internal Revenue Code of 1986 as Amended pertaining to the Company's $1,000,000 deductibility limitation for applicable
           compensation paid  to named executive officers.   In 1993, the
           deductibility of the Company's executive compensation was not affected by the limitation under Section 162(m).



                EXECUTIVE COMMITTEE              STOCK OPTION COMMITTEE

                R. S. Boreham, Jr., Chairman     Robert L. Proost, Chairman
                R. L. Qualls                     O. A. Baumann
                George A. Schock                 Willis J. Wheat

                                   Performance Graph

                   1988     1989     1990     1991     1992     1993
Baldor            $100.00  $139.22  $111.61  $159.89  $232.60  $307.46
S&P 500           $100.00  $131.69  $127.60  $166.47  $179.15  $197.21
S&P Elec Eqp Grp  $100.00  $140.85  $129.52  $171.71  $188.03  $226.86

                                 CERTAIN TRANSACTIONS

           O. A. Baumann, a director of the Company, was a 20% shareholder of the O. A. Baumann Company ("Baumann Company"), the manufacturer's representative for the Company in eastern Missouri and southern Illinois. Pursuant to a prior agreement, Mr. Baumann transferred his ownership interest in the Baumann Company to his son, Mark Baumann, on April 30, 1993. During fiscal year 1993, the Company paid the Baumann Company sales commissions and warehouse fees of approximately $488,000.

           Each of the Company's manufacturer's representative organizations (including those mentioned above) is an independent business. The Company pays sales commissions and warehouse fees to the manufacturer's representatives who, in turn, pay all costs associated with maintaining sales offices and warehouses and employing the various sales and other personnel required to represent the Company in their respective territories.

           The Company believes that the foregoing transactions were on terms comparable to those which would have been obtained from unaffiliated persons.





                                      PROPOSAL 2:
                  TO AMEND THE RESTATED ARTICLES OF INCORPORATION TO
                    INCREASE THE NUMBER OF SHARES OF COMMON STOCK,
            PAR VALUE $0.10 PER SHARE, FROM 25,000,000 TO 50,000,000 SHARES

           The Board of Directors of the Company has unanimously adopted resolutions setting forth an amendment to Article Three of the Company's Restated Articles of Incorporation, to increase the number of shares of Common Stock, $0.10 per share par value, which the Company is authorized to issue from 25,000,000 to 50,000,000 shares, and has directed that this proposal be submitted to the vote of the shareholders at the Annual Meeting of Shareholders. To be adopted, this proposal must receive the affirmative vote of the holders of at least a majority of the Company's issued and outstanding Common Stock.

           In January 1994, the Company issued 2,993,997 shares of Common Stock in a six-for-five stock split effected in the form of a 20% stock dividend. In addition, 3,560,292 shares of Common Stock are reserved for issuance pursuant to stock option plans of the Company. As of January 29, 1994, 21,604,710 (86.4%)
           of the Company's authorized number of shares of Common Stock were issued and outstanding or reserved for issuance, leaving the Company 3,395,290 shares of Common Stock currently authorized for issuance.

           The Company has no present intentions to issue additional equity capital; however, the Board of Directors of the Company believes it is in the best interests of the Company and its shareholders to increase the number of authorized but unissued shares of its Common Stock at this time. This increase will provide a reserve of shares of Common Stock available for issuance upon authorization by the Board for any general corporate purpose without the necessity of soliciting further shareholder approval unless required by law, the Company's

           Restated Articles of Incorporation, or the rules of any stock exchange upon which the stock may be listed or unless the Company deems it advisable to do so in order to qualify an employee benefit plan in accordance with Rule 16b-3 under the Securities Exchange Act of 1934.

           Your Board of Directors recommends a vote "FOR" this proposal 2.





                                      PROPOSAL 3:
                   TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE BALDOR ELECTRIC COMPANY 1994 INCENTIVE STOCK PLAN

           On February 7, 1994, the Board of Directors of the Company approved the Baldor Electric Company 1994 Incentive Stock Plan (the "Incentive Stock Plan") and directed that it be submitted to the shareholders for their approval. The Incentive Stock Plan will become effective as of February 7, 1994, subject to the approval at this Annual Meeting by the affirmative vote of the holders of at least a majority of the Company's Common Stock present in person or by proxy and entitled to vote.

           The purpose of the Incentive Stock Plan is to aid in maintaining and developing strong management capable of assuring the future success of the Company. The Incentive Stock Plan is designed to secure for the Company and its shareholders the benefits of the incentive inherent in common stock ownership by the employees of the Company who are largely responsible for the Company's future growth and continued financial success. It is also designed to afford those persons the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis, and, thereby, to have an opportunity to share in its success. A copy of the Incentive Stock Plan is attached to this Proxy Statement as Exhibit "A", and the following description is qualified in its entirety by reference to the Incentive Stock Plan.

           General ... Under the Incentive Stock Plan, the Board of Directors or one or more committees appointed by the Board, will act as the administrator of the Incentive Stock Plan (the "Administrator"), for various purposes, depending on the types of benefits to be awarded and the class of persons or entities
           to  whom the  benefits  are to  be  awarded.   The selection  of
           "Reporting Persons" (i.e. directors or officers of the Company or persons or entities who are the beneficial owners of more than ten per cent of the Company's issued and outstanding Common Stock) for participation in the Incentive Stock Plan and decisions concerning the timing, pricing and amount of a grant or award to such Reporting Persons, must be made solely by a
           committee  of   two  or  more   directors,  all  of   whom  are
           "Disinterested Persons."   The term  "Disinterested Person"  has
           the meaning set  forth in Rule  16b-(c)(2)(i) of the  Securities
           Exchange  Act of  1934,  as  amended.    Awards  made  to  other
           employees need not be made by a committee of Disinterested Persons. Accordingly, references in the Incentive Stock Plan to
           the  "Administrator"  refers  to  both  (i)  the  committee   or
           committees of Disinterested Persons with respect to selection of Reporting Persons for participation in the Incentive Stock Plan and decisions concerning the timing, pricing and amount of a grant or award to Reporting Persons and (ii) the Board of Directors or another committee or committees with respect to awards made to other employees and to all other administrative functions under the Incentive Stock Plan.

           The Administrator, except as discussed below, has discretionary authority with respect to administering the Incentive Stock Plan, including the selection of persons eligible to participate in the Incentive Stock Plan and the granting of benefits in accordance with the Incentive Stock Plan. Officers (including officers who are members of the Board of Directors) and salaried employees of the Company and its subsidiaries are eligible to receive benefits under the Incentive Stock Plan. The maximum number of shares which can be issued under the Incentive Stock Plan is 1,000,000 (subject to adjustments in certain events as described below). Such shares may be authorized and unissued shares or treasury shares.

           Four  types of benefits may be granted under the Incentive Stock
           Plan: Stock Options, Restricted Shares, Stock Appreciation Rights and Formula Price Shares, all as described below. The Administrator may make the award of any benefit subject to any provisions as it deems appropriate including, without limitation, (i) provisions for the purchase of Common Stock under Options in installments, (ii) provisions for the payment of the purchase price of shares under Options by delivery of Common Stock, (iii) restrictions on resale or other disposition,
           (iv) provisions for compliance with federal or state securities laws and stock exchange requirements, (v) understandings or conditions regarding participants' employment, (vi) provisions for making the grant of benefits conditional upon an election by a participant to defer payment of a portion of his salary, (vii) provisions for giving a participant a choice between two benefits or a combination of benefits and (viii) provisions for awarding benefits in any combination or combinations.

           At present, it is anticipated that the Administrator will award Stock Options, Restricted Shares, Stock Appreciation Rights and Formula Price Shares for those officers and employees it designates. No benefits have yet been awarded under the Incentive Stock Plan and none will be awarded prior to Shareholder approval of the Incentive Stock Plan. No more than 50,000 shares may be awarded in any calendar year to an officer who for such calendar year is the chief executive officer or one of the four highest compensated officers, as determined for reporting under the Securities Exchange Act. Except as stated above, the Incentive Stock Plan does not provide for any maximum number of shares which may be awarded to any one participant. In view of the discretionary authority vested in the Administrator, it is impossible to estimate the number of shares that will be granted or awarded to any individual or group of individuals over the life of the Incentive Stock Plan. As of February 1, 1994, approximately 656 employees were eligible to participate in the Incentive Stock Plan.

           Stock Options ... Two types of stock options (the "Options") may be awarded by the Administrator under the Incentive Stock Plan:
           Incentive Stock Options and Non-Qualified Stock Options. An Incentive Stock Option entitles the participant to purchase shares of Common Stock at an option price, determined by the Administrator, of not less than the fair market value of the shares on the date of the grant. A Non-Qualified Stock Option entitles the participant to purchase shares of Common Stock at an option price, determined by the Administrator, of not less than 50% of the fair market value of the shares on the date of the grant.

           Each Option will be evidenced by an Option agreement containing such terms and conditions consistent with the Incentive Stock Plan that are approved by the Administrator. Option agreements may provide for the exercise of Options in whole or in part from time to time during the term of the Option, or in such installments and at such times as the Administrator may determine. Options granted under the Incentive Stock Plan are non-transferable and nonassignable by the participant other than by will or by the laws of descent and distribution and are exercisable during his lifetime only by him. No Option may be exercised after the expiration of its term. The Option exercise price is payable in full upon exercise of an Option. No participant shall have any of the rights or privileges of a shareholder of the Company with respect to shares issuable upon exercise of an Option until certificates representing such shares have been issued and delivered to the participant.

           Several additional conditions apply to the award of Incentive Stock Options. The aggregate fair market value, determined as of the date of the grant, of the shares of Common Stock covered by an Incentive Stock Option granted to any participant that become exercisable for the first time in any calendar year shall not exceed $100,000 (or any other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Internal Revenue Code of 1986 as amended). The maximum term of an Incentive Stock Option shall be 10 years from the date it was granted and no Incentive Stock Option shall be awarded after the day preceding the tenth anniversary of the effective date of the Incentive Stock Plan.

           Restricted  Shares  ... The  Administrator may  award Restricted
           Shares to any  participant in  the Incentive Stock  Plan.   Each
           participant who is awarded Restricted Shares must enter into an agreement containing such terms and conditions, including any consideration to be paid by a participant for the Restricted Shares (which consideration may be solely prior services of the participant), as are permitted by the Incentive Stock Plan and as may be approved by the Administrator. Restricted Shares awarded to a participant may not be transferred or encumbered during a restricted period beginning on the date of the award and ending on such later date designated by the Administrator at the time of the award. The shares may be forfeited upon the occurrence of certain events, such as voluntary termination of employment, as specified in the agreement. The participant is entitled to delivery of the certificate for the Restricted Shares
           only upon  expiration  of  the  restricted  period.   During  the
           restricted period, the participant will have most of the rights and privileges of a shareholder, including the right to receive dividends and the right to vote the Restricted Shares.

           Formula Price Shares ... The Administrator may award Formula Price Shares to any participant in the Incentive Stock Plan. Each Formula Price Share will be evidenced by a Formula Price Share agreement containing such terms and conditions consistent with the terms of the Incentive Stock Plan that are approved by the Administrator. Formula Price Shares will be subject to the Company's right of first refusal, on terms and conditions determined by the Administrator, to purchase such shares. Each participant receiving an award of a Formula Price Share will pay an amount for such share of not less than 50% of the fair market value, as determined as of the date the Formula Price Share is awarded, of a share of Common Stock, the transferability of which is not restricted in any way. Holders of Formula Price Shares may have, subject to the Company's right of first refusal, all of the rights and privileges of shareholders, including the right to receive dividends and the right to vote the Formula Price Shares.

           Stock Appreciation Rights ... The Administrator may grant Stock Appreciation Rights to any participant in the Incentive Stock Plan. A Stock Appreciation Right entitles the participant to receive, upon exercise, an amount in cash or Common Stock measured in whole or in part by the appreciation in the Common Stock, if any, between the date of grant and the date of exercise. Each Stock Appreciation Right will be evidenced by a Stock Appreciation Right agreement containing such terms and conditions consistent with the Incentive Stock Plan that are approved by the Administrator. The Stock Appreciation Right agreement may limit the maximum amount of appreciation taken into account under a Stock Appreciation Right.

           Amendment and Termination ... The Board of Directors may terminate or amend the Incentive Stock Plan at any time or from time to time without shareholder approval, including amendments that enlarge the type and value of benefits available under the Incentive Stock Plan. However, the Board of Directors may not, without shareholder approval, increase the maximum number of shares that may be issued under the Incentive Stock Plan (except for appropriate adjustments as stated below), and may not make amendments required to be approved by shareholders pursuant to federal income tax or securities laws.

           If any change is made in the shares of common stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure or otherwise, the Administrator shall make appropriate adjustments to the kind and maximum number of shares subject to the Incentive Stock Plan and the kind and number of shares and price
           per share of  stock subject  to each outstanding  benefit.   Any
           shares received  by participants  with  respect to  any  benefit
           shall  be  subject  to  the  same  restrictions  applicable   to
           Restricted Shares, Formula Price Shares or shares obtained upon the exercise of an Option or a Stock Appreciation Right,
           whichever are applicable.   No fractional shares shall be issued
           under the Incentive Stock Plan on account of any such adjustment, and rights to shares shall be limited after such an adjustment to the lower full share.

           Federal Tax Consequences ... A participant will not realize any income, nor will the Company be entitled to a deduction, at the time an Incentive Stock Option is granted. If a participant does not dispose of the shares acquired on the exercise of an Incentive Stock Option within one year after the transfer of such shares to him and within two years from the date the Incentive Stock Option was granted to him, for federal income tax purposes: (a) the participant will not recognize any income at the time of exercise of his Incentive Stock Option; (b) the amount by which the fair market value (determined without regard to short swing profit restrictions) of the shares at the time of exercise exceeds the exercise price is an item of tax preference subject to the alternative minimum tax on individuals; and (c) the difference between the Incentive Stock Option price and the amount realized upon sale of the shares of the participant will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction upon the exercise of an Incentive Stock Option.

           Except in the case of a disposition following the death of a participant and certain other very limited exceptions, if the stock acquired pursuant to an Incentive Stock Option is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the participant in the year of disposition. The Company is generally entitled to a deduction for federal income tax purposes at the time, and in the amount in which income is taxed to the participant as ordinary income by reason of the sale of stock acquired upon the exercise of an Incentive Stock Option.

           A participant will not realize any income at the time a Non-Qualified Stock Option or a Stock Appreciation Right is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of a Non-Qualified Stock Option or Stock Appreciation Right, the participant will recognize ordinary income (a) in the case of an exercise of a Non-Qualified Stock Option (whether the Non-Qualified Stock Option price is paid in cash or by the surrender of previously owned common stock), in an amount equal to the difference between the option price and the fair market value of the shares to which the Non-Qualified Stock Option pertains, and (b) in the case of an exercise of a Stock Appreciation Right, in an amount equal to the sum of the fair market value of the shares and any cash received on the exercise. In the event that a participant cannot sell shares acquired on exercise of a Non-Qualified Stock Option or Stock Appreciation Right without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, the taxable event described above will be delayed until six months after acquisition of the shares, or the first day on which the sale of such property no longer subjects the person to suit under
           Section 16(b) of the Securities Exchange Act of 1934, whichever is earlier. The Company is generally entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the participant.

           A participant generally will not recognize income for federal income tax purposes at the time Restricted Stock is awarded to him.  An  amount equal  to the fair  market value of  Restricted
           Stock at the time the restrictions lapse less the cost of the shares, if any, generally is includable in gross income of the participant for the year in which the restrictions lapse. Gain or loss realized upon disposition of Restricted Stock after the restrictions lapse will be taxed as capital gain or loss. A participant's basis in the stock is equal to the cost of the shares, if any, plus the amount includable in the gross income of the participant when the restrictions lapse.

           A participant may elect to include in his gross income the fair market value of the Restricted Stock on the date of the acquisition; provided such an election is made within 30 days of such acquisition.

           The Company is generally entitled to a deduction at the time and in the amount income is included in the gross income of the participant. Dividends received by the participant on Restricted Stock during the Restricted Period are taxed to the participant as compensation and are deductible by the Company. However, if the participant elects to have the value of the Restricted Stock includable in his gross income before the end of the Restricted Period, dividends on such shares after the taxable event will not be deductible by the Company. If a participant forfeits previously taxed Restricted Stock, the Company is required to include in income the deductions it claimed with respect to such Restricted Stock.

           Under the recently enacted Omnibus Reconciliation Act of 1993 (the "Act"), certain compensation payments in excess of $1 million are not deductible by the Company for Federal Income Tax purposes. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the corporation or any one of the other four highest paid
           executives.    Certain  performance-based  compensation  is  not
           subject to the cap on deductibility. Stock options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for any period is stated in the Incentive Stock Plan and shareholder and Board approval is obtained.

           A participant generally will not recognize income for federal income tax purposes at the time Formula Price Shares are awarded. A participant will recognize long or short term capital gain (excess of sale proceeds over price paid for stock) on the sale of shares, depending on the holding period of the shares. The Company will not be allowed a deduction for federal income tax purposes in connection with either the award of Formula Price Shares to a participant, or a sale of such shares by a participant.

           The last reported sale price of the Company's Common Stock on the New York Stock Exchange on March 10, 1994, was $26.25.

           Your Board of Directors recommends a vote "FOR" this proposal 3.






                                 INDEPENDENT AUDITORS

           The Company is presently utilizing the services of Ernst & Young, who have been the Company's independent auditors since 1972. The Audit Committee and the Board of Directors will consider the reappointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 1994, at the Company's next regular Board of Directors meeting in May. The Company has no reason to believe that Ernst & Young will not be reappointed. Representatives of Ernst & Young will be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                                 SHAREHOLDER PROPOSALS

           Any shareholder proposals intended to be presented at the 1995 Annual Meeting must be received by the Company at its principal executive offices no later than December 5, 1994, in order to be considered for inclusion in the proxy materials.


                                     OTHER MATTERS

           The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.



           April 4, 1994

                                                                EXHIBIT "A"


                                BALDOR ELECTRIC COMPANY

                               1994 INCENTIVE STOCK PLAN




            1. Purpose.

               The purpose of the 1994 Incentive Stock Plan (the "1994 Plan") is to aid in maintaining and developing strong management capable of assuring the future success of Baldor Electric Company (the "Company"). The 1994 Plan is designed to secure for the Company and its shareholders the benefits inherent in common stock ownership by the employees of the Company and its subsidiaries, who are largely responsible for the Company's future growth and continued financial success; and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis and, thereby, to have an opportunity to share in its success.


            2. Definitions.

               As used in this 1994 Plan, the following words shall have the following meanings:

               (a) "Board of Directors" means the Board of Directors of the Company;

               (b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

               (c)   "Common Stock" means common stock of the Company;

               (d) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended, and shall include
                     (1) the Board of Directors if each member is a Disinterested Person; and (2) a committee of two or more directors if all the members of the committee are Disinterested Persons;

               (e) "Eligible Employee" means a salaried employee of the Company or a Subsidiary, including a director of the Company or a Subsidiary who is a salaried employee of the Company or a Subsidiary;

               (f) "Formula Price Share" means a share of Common Stock subject to the Company's first right of refusal upon such terms and conditions determined by the Administrator in accordance with Paragraph 6;

               (g) "Incentive Stock Option" means an option to purchase shares of Common Stock at the times and at the price determined by the Administrator in accordance with Paragraph 6 which is intended to qualify as an incentive stock option as defined in Section 422 of the Code;

               (h) "Nonqualified Stock Option" means an option to purchase shares of Common Stock at the times and at the price determined by the Administrator in accordance with Paragraph 6 which is not intended to qualify as an Incentive Stock Option;

               (i)   "Option"   means  an   Incentive   Stock   Option   or
                     Nonqualified Stock Option;

               (j) "Restricted Share" means a share of Common Stock that is subject to certain restrictions on the disposition of the share and rights of the Company to reacquire the share upon the occurrence of certain events during a specified period as determined by the Administrator in accordance with Paragraph 6;

               (k) "Stock Appreciation Right" means a right the holder of which is entitled to receive upon surrender of the right an amount of cash or Common Stock, measured in whole or in part by the Common Stock's appreciation in value during a specified period and as determined by the Administrator in accordance with Paragraph 6;

               (l) "Subsidiary" means any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company; provided that for the purpose of Incentive Stock Options "Subsidiary" shall have the same meaning as the term "subsidiary corporation," as defined in Section 425 of the Code; provided further that "Subsidiary" includes any entity or arrangement that first becomes described in this subparagraph after the effective date of this 1994 Plan.

               (m) "Reporting Person" means any person who is the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; any director or officer of the issuer of such securities; and any person specified in Section 17(a) of the Public Utility Holding Company Act of 1935 or Section 30(f) of the Investment Company Act of 1940.

            3. Administration.

               (a) General. The 1994 Plan shall be administered by the Board of Directors or by a committee or committees appointed by the Board of Directors as Administrator of the 1994 Plan. The Board of Directors may appoint a committee to act as Administrator with respect to one or more classes of employees, and another committee or committees to act as Administrator with respect to other classes of employees; or appoint a committee to serve as Administrator with respect to one category of benefits, and another committee to serve as Administrator with respect to a different category of benefits.

               (b) Reporting Persons. Anything in subparagraph (a) of this Paragraph 3 to the contrary notwithstanding, selection of Reporting Persons for participation in the 1994 Plan and decisions concerning the timing, pricing, and amount of a grant or award to Reporting Persons must be made solely by a committee of two or more directors, each of whom is a Disinterested Person.

               (c) Administrator. References throughout this 1994 Plan to "the Administrator" shall refer to (i) the administrative committee described in subparagraph (b) of this Paragraph 3, with respect to selection of Reporting Persons for participation in the 1994 Plan and decisions concerning the timing, pricing, and amount of a grant or award to Reporting Persons; and
                     (ii) the Board of Directors or the committee or committees described in subparagraph (a) of this Paragraph 3, with respect to all other administrative functions. Subject to the provisions of this 1994 Plan, the Administrator shall have exclusive authority to interpret and administer the 1994 Plan, to establish appropriate rules relating to the 1994 Plan, to select persons to receive awards under the 1994 Plan, to grant Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Shares and Formula Price Shares in accordance with the 1994 Plan, to delegate its authority and duties under the 1994 Plan and to take all such steps and make all such determinations in connection with the 1994 Plan and the Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares and Formula Price Shares as it may deem necessary or advisable.


            4. Eligibility.

               The Administrator shall from time to time determine and designate Eligible Employees who shall receive awards under the 1994 Plan and the number of Incentive Stock Options, Nonqualified Stock Options, Restricted Shares, Formula Price Shares and Stock Appreciation Rights to be awarded to each such Eligible Employee. In making any such award, the Administrator may take into account the nature of services rendered by an Eligible Employee, the capacity of the Eligible Employee to contribute to the success of the Company, and other factors that the Administrator may consider relevant.


            5. Types of Benefits.

               Benefits that  may be  awarded under the  1994 Plan  include
               (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Restricted Shares; (d) Formula Price Shares; and (e) Stock Appreciation Rights, as described in this 1994 Plan ("Benefits").


            6. Award of Benefits.

               (a) General. The Administrator may from time to time award Options, Restricted Shares, Formula Price Shares or Stock Appreciation Rights, or any combination thereof, to Eligible Employees. Each Eligible Employee receiving an award under the 1994 Plan shall enter into an agreement with the Company in the form specified by the Administrator agreeing to the terms and conditions of the award and such other matters consistent with the 1994 Plan as the Administrator in its sole discretion shall determine.

               (b) Administrator's Discretion. The award of any Benefit under the 1994 Plan may be subject to any provisions (whether or not applicable to the Benefit awarded to any other similarly situated Eligible Employee) as the Administrator determines appropriate consistent with the provisions specifically provided for in the 1994 Plan, including, without limitation, (i) provisions for the purchase of common shares under Options in installments, (ii) provisions for the payment of the purchase price of shares under Options by delivery of Common Stock, (iii) restrictions on resale or other disposition, (iv) such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements, (v) understandings or conditions regarding the Eligible Employee's employment, (vi) provisions for making the grant of Benefits conditional upon an election by an Eligible Employee to defer payment of a portion of his salary, (vii) provisions for giving an Eligible Employee a choice between two Benefits or combinations of Benefits, and (viii) provisions for awarding Benefits in any combination or combinations. Any election by a Reporting Person pursuant to a provision described in subsection (vi) of this subparagraph 6(b) or any choice given to a Reporting Person described in subsection (vii) of this subparagraph 6(b) shall be made by the Reporting Person prior to the award of Benefits by the Administrator.

               (c) Individual Limit. Notwithstanding anything to the contrary in this 1994 Incentive Stock Plan, the maximum number of shares that may be awarded in any calendar year to a "covered employee" for such year, as defined in Section 162(m) of the Code, shall not exceed 50,000 shares.

               (d) Stock Options. Each agreement evidencing an Option by appropriate language shall include the substance of all of the provisions as set forth in subparagraphs
                     (i) through (iii) below, and shall further contain the provisions of subparagraphs (iv) through (vi) if the Option is an Incentive Stock option.

                   (i) The  purchase price of  the shares  of stock covered
                       by each Option shall be determined by the Administrator, but in the case of Incentive Stock Options shall not be less than one hundred percent (100%) of the fair market value of such stock, as determined by the Administrator in its sole discretion, on the date the Incentive Stock Option is granted and, in the case of Nonqualified Stock Options, shall not be less than fifty percent (50%) of the fair market value of such stock, as determined by the Administrator in its sole discretion, on the date the Nonqualified Stock Option is granted.

                  (ii) The purchase price shall be payable in full upon
                       exercise of the Option.

                 (iii) An Option shall not be transferable by the individual to whom granted except by will or by the laws of descent and distribution and such an Option may be exercised during the lifetime of such individual only by such individual.

                  (iv) The aggregate fair market value (determined by the
                       Administrator in its sole discretion as of the time an Incentive Stock Option is granted) of the shares of Common Stock covered by an Incentive Stock Option granted to an Eligible Employee under the 1994 Plan or any plan of a parent corporation or Subsidiary which become exercisable for the first time during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Code.

                   (v) The  maximum term of an Incentive Stock Option shall
                       be ten (10) years from the date it was granted.

                  (vi) No Incentive Stock Option shall be awarded after the
                       day preceding the tenth anniversary of the effective date of the 1994 Plan.

                       No person entitled to exercise any option granted under the 1994 Plan shall have any of the rights or privileges of a shareholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

               (e) Stock Appreciation Rights. A Stock Appreciation Right may be satisfied in cash or in shares of Common Stock, as determined by the Administrator. The agreement evidencing a Stock Appreciation Right may limit the maximum amount of appreciation in the value of Common Stock to be taken into account under a Stock Appreciation Right.

               (f) Restricted Shares. The consideration to be paid by an Eligible Employee for a Restricted Share shall be determined by the Administrator in its sole discretion and may be solely the prior services of the Eligible Employee. Restricted Shares awarded to Eligible Employees may not be sold, transferred, pledged or otherwise encumbered during a period (the "Restricted Period") designated by the Administrator at the time of the award. The Eligible Employee shall have most of the rights and privileges of a shareholder with respect to Restricted Shares awarded to him, including the right to receive dividends and the right to vote such Restricted Shares.

                     An Eligible Employee shall not be entitled to delivery of the certificate until the expiration of the Restricted Period applicable to such Restricted Shares.

               (g) Formula Price Shares. Formula Price Shares shall be subject to the Company's first right of refusal to purchase the Formula Price Shares. The Company's first right of refusal shall be on the terms and conditions determined by the Administrator in its sole discretion. Each Eligible Employee receiving an award of a Formula Price Share shall pay as consideration therefor an amount not less than fifty percent (50%) of the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion as of the date the Formula Price Share is awarded.

            7. Shares Subject to 1994 Plan.

               Subject to the provisions of Paragraph 8 (relating to adjustment for changes in capital stock), there is hereby reserved One Million (1,000,000) shares of Common Stock. The shares hereby reserved are in addition to the shares previously reserved under the Company's Incentive Stock Option Plan and 1987 Incentive Stock Plan. If there is a lapse, expiration, termination or cancellation of any Benefit without the issuance of shares, or if shares are issued under any Benefit and later are reacquired by the Company pursuant to rights reserved on issuance, the shares subject to or reserved for such Benefit may again be used for Benefits authorized under this 1994 Plan; provided that in no event may the number of shares of Common Stock issued under this 1994 Plan exceed One Million (1,000,000).


            8. Adjustment Upon Changes in Stock.

               If any change is made in the shares of common stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to the kind and maximum number of shares subject to the 1994 Plan and the kind and number of shares and price per share of stock subject to each outstanding Benefit. Any shares received by an Eligible Employee with respect to any Benefit shall be subject to the same restrictions applicable to such Restricted Shares, Formula Price Shares or shares obtained upon the exercise of an Option or a Stock Appreciation Right, whichever are applicable. No fractional shares of stock shall be issued under the 1994 Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.


            9. Amendment of the 1994 Plan.

               The Board of Directors may at any time amend the 1994 Plan, provided that the Board may not, without the approval (within twelve months before or after the date of such change) of the holders of a majority of the outstanding shares entitled to vote of the Company: (a) increase the maximum number of shares of Common Stock that may be issued under the 1994 Plan, except as may be permitted under the adjustment provisions of Paragraph 8, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the 1994 Plan without the consent of the person to whom the Benefit was granted.


           10. Termination of the 1994 Plan.

               The Board  of Directors  may terminate or  suspend the  1994
               Plan  at  any time.    No  Benefit  shall  be awarded  after
               termination of the 1994 Plan.

               Rights and obligations under a Benefit awarded while the 1994 Plan is in effect shall not be altered or impaired by termination or suspension of the 1994 Plan except by consent of the person to whom the Benefit was awarded.


           11. Definitions and Rules of Construction.

               The terms of the 1994 Plan shall be construed in accordance with the laws of the state of Missouri provided that the terms of the 1994 Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the 1994 Plan satisfying the requirements of the provisions of the Code governing Incentive Stock Options.


           13. Nontransferability.

               Each Benefit other than Formula Price Shares (including Restricted Stock only during the Restricted Period) granted under this 1994 Plan shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by the holder or the holder's guardian or legal representative.


           14. Effective Date.

               The 1994 Plan shall become effective as of the date it is adopted by the Board of Directors subject only to approval by the Company's shareholders within twelve (12) months after the adoption of the 1994 Plan by the Board of Directors.

                          BALDOR ELECTRIC COMPANY

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             For Annual Meeting of Shareholders on May 7, 1994

The undersigned hereby appoints R. S. Boreham, Jr., R. L. Qualls and George
A. Schock, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of Baldor Electric Company, to be held at the Holiday Inn, Fort Smith Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas, on Saturday, May 7, 1994, at 10:30 a.m. local time, and all adjournments thereof, and there to vote, as indicated below, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.


(1)  ELECTION OF DIRECTORS   ___ FOR all nominees listed below
                             (except as marked to the contrary below)

                             ___ WITHHOLD AUTHORITY  to vote
                             for all nominees listed below

             O.A. Baumann, Robert L. Proost, George A. Schock

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name of the space provided below.)

     __________________________________________________________


(2) AMENDMENT OF ARTICLE THREE OF THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED.

     ___ FOR        ___ AGAINST    ___ ABSTAIN

(3)  ADOPTION OF THE BALDOR ELECTRIC COMPANY 1994 INCENTIVE STOCK PLAN.

     ___ FOR        ___ AGAINST    ___ ABSTAIN

(4) In their discretion, the proxies are authorized to cumulate and vote the shares of the undersigned for any nominee other than nominees with respect to whom authority to vote has been withheld, and to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR the election directors and FOR proposals 2, 3 and 4.

Please date and sign on the reverse side and mail promptly in the enclosed envelope.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its exercise.



                     Dated:  __________________________________, 1994


                             __________________________________
                                      Signature

                             __________________________________
                                      Signature

                             Note: Please sign exactly as your name or names appear hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation please give title as such. For joint Accounts, all named holders should sign.


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

           NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

                          BALDOR ELECTRIC COMPANY

The undersigned, a participant in the Baldor Electric Company Profit Sharing and Savings Plan (the "Plan") hereby directs Wachovia Bank of North Carolina N.A., as trustee (the "Trustee") of the Plan Trust (the "Trust"), at the Annual Meeting of Shareholders of Baldor Electric Company, to be held at the Holiday Inn, Fort Smith Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas, on Saturday, May 7, 1994, at 10:30 a.m. local time, and all adjournments thereof, to vote, as indicated below, the shares of Common Stock of Baldor Electric Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.


(1)  ELECTION OF DIRECTORS   ___ FOR all nominees listed below
                             (except as marked to the contrary below)

                             ___ WITHHOLD AUTHORITY  to vote
                             for all nominees listed below

             O.A. Baumann, Robert L. Proost, George A. Schock

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name of the space provided below.)

     ________________________________________________________________


(2) AMENDMENT OF ARTICLE THREE OF THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED.

     ___ FOR        ___ AGAINST    ___ ABSTAIN

(3)  ADOPTION OF THE BALDOR ELECTRIC COMPANY 1994 INCENTIVE STOCK PLAN.

     ___ FOR        ___ AGAINST    ___ ABSTAIN

(4) As Trustee, you are authorized to cumulate and vote the shares of the undersigned for any nominee other than nominees with respect to whom authority to vote has been withheld, and to vote upon such other business as may properly come before the meeting and all adjournments thereof. This direction card, when properly executed, will be voted in the manner directed herein by the undersigned participant.

If no direction is made by a participant, voting will be controlled by the terms of the Plan and the Trust.

Please date and sign on the reverse side and mail promptly in the enclosed envelope.

The undersigned hereby revokes all prior directions (the "Direction") given by the undersigned to the Trustee with respect to the subject matter hereof for said meeting. This Direction may be revoked prior to its exercise.



                     Dated: ___________________________________, 1994


                            ___________________________________
                                      Signature

                            ___________________________________
                                      Signature

                             Note: Please sign exactly as your name or names appear hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation please give title as such. For joint Accounts, all named holders should sign.


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS DIRECTION CARD IN THE ENCLOSED ENVELOPE.

           NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES